USAllianz Advantage TM
Individual Flexible Payment Variable Defered Annuity Application
Issued by Allianz Life Insurance Company of New York (Allianz Life of NY)

                                                              GA________________

IF YOU NEED ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL (800) 624-0197.
--------------------------------------------------------------------------------
1.OWNER Must be age 85 or younger.
--------------------------------------------------------------------------------
     Name (first, middle initial, last)                       Birth Date
     or Trust Name (as it applies)                            (month/day/year)

     ---------------------------------------------------------------------------
     Street Address, apt. number     City, state, ZIP         Daytime telephone

     ---------------------------------------------------------------------------
     Social Security Number        Are you a U.S.       E-mail    Sex ____Male
                                   Citizen? __Yes__No   Address       ____Female
                                   If no, need W8-BEN
--------------------------------------------------------------------------------
2.JOINT OWNER (Optional) Must be age 85 or younger.
--------------------------------------------------------------------------------
     Name (first, middle initial, last)  Birth Date              Sex ____Male
                                         (month/day/year)            ____Female

     ---------------------------------------------------------------------------
     Street Address, apt. number     City, state, ZIP         Daytime telephone

     ---------------------------------------------------------------------------
     Social Security Number        Relationship to Contract  Are you a U.S.
                                   Owner                     Citizen? __Yes__No
                                                             If no, need W8-BEN
--------------------------------------------------------------------------------
3.ANNUITANT Must complete if other than Contract Owner or if Contract owned by a
            Trust or a Qualified Plan. Must be age 85 or younger.
--------------------------------------------------------------------------------
     Name (first, middle initial, last)  Birth Date              Sex ____Male
                                         (month/day/year)            ____Female

     ---------------------------------------------------------------------------
     Street Address, apt. number     City, state, ZIP         Daytime telephone

     ---------------------------------------------------------------------------
     Social Security Number        Relationship to Contract  Are you a U.S.
                                   Owner                     Citizen? __Yes__No
                                                             If no, need W8-BEN
--------------------------------------------------------------------------------
4.BENEFICIARY(IES) DESIGNATION (At the Contract Owner's Death, the surviving
                                Joint Owner becomes the Primary Beneficiary.)
--------------------------------------------------------------------------------
   If more than 2 beneficiaries, attach a list signed by the owner.

   Name(first,middle initial, last)  __Primary    Relationship to    Social
                                     __Contingent Contract Owner     Security
                                                                     Number
   ----------------------------------------------------------------------------
   Address

   ----------------------------------------------------------------------------
   Name(first,middle initial, last)  __Primary    Relationship to    Social
                                     __Contingent Contract Owner     Security
                                                                     Number

   Address

--------------------------------------------------------------------------------
5.QUALIFIED PLANS (If applicable)
--------------------------------------------------------------------------------
  ___IRA Transfer/Rollover  ___Regular Contribution for Tax Year____
                            ___ 401 ___Roth IRA  ___Roth IRA Conversion
                            ___Other_______________

This Contract offers a choice of Guaranteed Minimum Death Benefits (GMDB) and optional Guaranteed Benefit Packages that provide Guaranteed Minimum Income Benefits (GMIBs) and Guaranteed Partial Withdrawal Benefits (GPWBs). These benefits may have limited usefulness in connection with tax-qualified contracts such as IRAs. Required minimum distribution (RMD) payments will reduce your GMDB, GMIB and GPWB values. If the GMIB is not exercised on or before the date RMD payments must begin under a qualified plan, the certificate owner or Beneficiary may not be able to exercise the GMIB due to the restrictions imposed by the minimum distribution requirements. You should consider whether the GMIB is appropriate for your situation if you plan to exercise the GMIB after your RMD beginning date under an IRA. You cannot participate in the RMD program if you elect to receive payments under the GPWB. In addition, once you choose your GPWB payment percentage you cannot change it. Therefore, you will not be able to adjust your GPWB payment to meet your RMD needs. We encourage owners purchasing tax-qualified Contracts that are subject to RMDs to consult a tax advisor regarding these benefits.
--------------------------------------------------------------------------------
6.PURCHASE PAYMENT
--------------------------------------------------------------------------------
____ Purchase payment  enclosed          Purchase Payment Amount$_______________
     with application

 ____ This contract will be funded by a 1035 exchange, tax-qualified tranfer\
      rollover,CD transfer or mutual fund redemption.
      (If checked, please include the appropriate forms.)
--------------------------------------------------------------------------------
7. PROSPECTUS AND REPORT DELIVERY
--------------------------------------------------------------------------------
___  YES
     By checking "YES," I authorize Allianz Life of NY to provide my prospectuses and other information electronically, including by web site. I represent that I must have Internet access to use this service and acknowledge that there may be access fees charged by the Internet service provider.
--------------------------------------------------------------------------------
8. REPLACEMENT
--------------------------------------------------------------------------------
Is this Annuity intended to replace or change existing life insurance or an annuity?

__No (THE REGISTERED  REPRESENTATIVE MUST ANSWER THE REPLACEMENT QUESTION IN
      SECTION 12 OF THIS APPLICATION.)
__Yes-please complete attached Appendix 11 and include other appropriate forms.
-------------------------------------------------------------------------------
9. GUARANTEED MINIMUM DEATH BENEFITS (GMDBs) and GUARANTEED BENEFIT PACKAGES(GBPs).
--------------------------------------------------------------------------------
The Traditional GBP consists of:
   o   the Traditional Guaranteed Minimum Income Benefit (GMIB), and
   o   the Traditional Guaranteed Partial Withdrawal Benefit (GPWB).
The Enhanced GBP consists of:
   o   the Enhanced GMIB, and
   o   the Enhanced GPWB.

The GMIB feature is not available separately from the GPWB. If you exercise the GMIB the GMDB and GPWB cancel. However, if you exercise GPWB you can elect to stop receiving GPWB payments and instead receive Annuity Payments based on your remaining GMIB value. You can only make this election within 30 days of a Contract Anniversary and before we make the next GPWB payment.

In addition, if you exercise the GPWB, your GPWB, GMDB, and GMIB values stop increasing bu they will decrease with each GPWB payment you receive and they will decrease proportionately if you make any partial withdrawals in addition to the GPWB payment you receive each year.

Choose one of the six following options. Once you select an option it cannot be changed or cancelled. The Enhanced GMDB and the GBPs are optional features that carry an additional mortality and expense risk (M&E) charge. The M&E charge for each option is listed below.

__Traditional GMDB without a GBP, M&E charge = 1.50%
  If you do not check any other box, you will receive this option by default __Traditional GMDB and optional Traditional GBP, additional M&E charge = 0.20%

THE FOLLOWING OPTIONS ARE ONLY AVAILABLE IF ALL OWNERS ARE 79 OR YOUNGER. THE ENHANCED GMDB, ENHANCED GMIB AND ENHANCED GPWB VALUES ARE LIMITED AFTER AGE
81. AS A RESULT, ANY OWNER WHO IS 75 OR OLDER SHOULD DETERMINE IF PURCHASING A BENEFIT THAT HAS AN ADDITIONAL COST IS APPROPRIATE FOR HIS OR HER SITUATION.

__Traditional GMDB and optional Enhanced GBP, additional M&E chare = 0.70%
__Enhanced GMDB without a GBP, additional M&E charge = 0.20%
__Enhanced GMDB and optional Traditional GBP, additional M&E charge = 0.35%
__Enhanced GMDB and optional Enhanced GBP, additional M&E charge = 0.85%

YOU WILL PAY AN ADMINISTRATIVE CHARGE OF 0.15% IN ADDITION TO THE M & E CHARGES LISTED ABOVE.YOU CANNOT ALLOCATE PURCHASE PAYMENTS TO THE DCA FIXED OPTION IF YOU SELECT A GBP.

--------------------------------------------------------------------------------
10.PURCHASE PAYMENT ALLOCATION (You may select up to 10 Investment Options. Use whole percentages. The percentages must equal 100%)
--------------------------------------------------------------------------------

The allocations you indicate below will become your allocations on all future payments until you notify us of a change.

____% USAZ AIM Basic Value
____% USAZ AIM Blue Chip
____% USAZ AIM Dent Demographic Trends
____% USAZ AIM International Equity
____% USAZ AllianceBernstein Growth and Income
____% USAZ AllianceBernstein Large Cap Growth
____% Davis VA Financial
____% Davis VA Value
____% Dreyfus IP Small Cap Stock Index
____% Dreyfus Stock Index
____% Franklin Global Communications Securities
____% Franklin Growth and Income Securities
____% Franklin High Income
____% Franklin Large Cap Growth Securities
____% Franklin Real Estate
____% Franklin Rising Dividends Securities
____% Franklin Small Cap
____% Franklin Small Cap Value Securities
____% Franklin U.S. Government
____% Franklin Zero Coupon -2005
____% Franklin Zero Coupon -2010
____% Mutual Discovery Securities
____% Mutual Shares Securities
____% Templeton Developing Markets Securities
____% Templeton Foreign Securities
____% Templeton Growth Securities
____% USAZ Templeton Developed Markets
____% Jennison 20/20 Focus
____% SP Jennison International Growth
____% SP Strategic Partners Focused Growth
____% Oppenheimer Global Securities/VA
____% Oppenheimer High Income/VA
____% Oppenheimer Main Street/VA
____% USAZ Oppenheimer Emerging Growth
____% USAZ Oppenheimer Emerging Technologies
____% PIMCO VIT High Yield
____% PIMCO VIT Real Return
____% PIMCO VIT Total Return
____% USAZ PIMCO PEA Growth and Income
____% USAZ PIMCO PEA Renaissance
____% USAZ PIMCO PEA Value
____% USAZ PIMCO NFJ Small Cap Value
____% Seligman Small-Cap Value
____% USAZ Van Kampen Aggressive Growth
____% USAZ Van Kampen Comstock
____% USAZ Van Kampen Emerging Growth
____% USAZ Van Kampen Growth
____% USAZ Van Kampen Growth and Income
____% USAZ Van Kampen Global Franchise
____% USAZ Money Market

DCA Program (Must complete Dollar Cost Averaging form)
YOU CANNOT ALLOCATE PURCHASE PAYMENTS TO THE DCA FIXED OPTION IF YOU SELECT A
GBP.

___% (12-month) DCA Fixed Option
___% (6-month) DCA Fixed Option

____TOTAL (Must equal 100%)

--------------------------------------------------------------------------------
11. STATEMENT OF APPLICANT By signing below, the Contract Owner understands that or agrees to the following:
--------------------------------------------------------------------------------
I received a Prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet financial needs and goals. I UNDERSTAND THAT THE CONTRACT VALUE AND VARIABLE ANNUITY PAYMENTS MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE VARIABLE INVESTMENT OPTIONS, AND THAT NO MINIMUM CONTRACT VALUE OR VARIABLE ANNUITY PAYMENT IS GUARANTEED. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Allianz Life of NY's rights or requirements.

Contract Owner's signature                Joint Owner's signature
(or Trustee, if applicable)              (or Trustee, if applicable)

--------------------------------------------------------------------------------

   Signed at (city and state)      Date signed   ___  Please send me a Statement
                                                      of Additional Information

--------------------------------------------------------------------------------
12.AGENT'S STATEMENT By signing below, the Registered Representative/Agent certifies to the following:
--------------------------------------------------------------------------------
I am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Contract Owner(s) with the most current Prospectus; and to the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If replacement, include a copy of each disclosure statement and a list of companies involved.

      Registered representative's name       Registered representative signature
            (please print)

  -----------------------------------------  -----------------------------------
Broker/dealer name   Authorized signature of broker/dealer    Telephone Number
                               (if required)

  ------------------ -------------------------------------- -------------------
                                                 Comm: (Please check one)

                                                  ___A ___B ___C ___D

--------------------------------------------------------------------------------
13.HOME OFFICE USE ONLY
--------------------------------------------------------------------------------
If Allianz Life Insurance Company of New York makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s).

--------------------------------------------------------------------------------

For Regular Mail:Allianz Life of NY-USAllianz Service Center c/o PNC Bank, Box 820478, Philadelphia, PA 19182-0478

For Overnight Delivery: Allianz Life of NY-USAllianz Service Center, c/o PNC Bank, Box 0478, Route 38 and East Gate Drive, Moorestown, NJ 08057-0478

For  further   questions,   please  call  the   USAllianz   Service   Center  at
(800)624-0197.

P40058 (5-03)


                                   APPENDIX 11
                  INSURANCE DEPARTMENT OF THE STATE OF NEW YORK
                            DEFINITION OF REPLACEMENT

IN ORDER TO DETERMINE WHETHER YOU ARE REPLACING OR OTHERWISE CHANGING THE STATUS OF EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS, AND IN ORDER TO RECEIVE THE VALUABLE INFORMATION NECESSARY TO MAKE A CAREFUL COMPARISON IF YOU ARE CONTEMPLATING REPLACEMENT, THE BROKER IS REQUIRED TO ASK YOU THE FOLLOWING QUESTIONS AND EXPLAIN ANY ITEMS THAT YOU DO NOT UNDERSTAND.

AS PART OF YOUR PURCHASE OF A NEW LIFE INSURANCE POLICY OR A NEW ANNUITY CONTRACT, HAS EXISTING COVERAGE BEEN, OR IS IT LIKELY TO BE:

1. LAPSED, SURRENDERED, PARTIALLY SURRENDERED, FORFEITED, ASSIGNED TO THE INSURER REPLACING THE LIFE INSURANCE POLICY OR ANNUITY CONTRACT, OR OTHERWISE
TERMINATED?                                                 YES_______ NO_______

2. CHANGED OR MODIFIED INTO PAID-UP INSURANCE; CONTINUED AS EXTENDED TERM INSURANCE OR UNDER ANOTHER FORM OF NONFORFEITURE BENEFIT; OR OTHERWISE REDUCED IN VALUE BY THE USE OF NONFORFEITURE BENEFITS, DIVIDEND ACCUMULATIONS, DIVIDEND
CASH VALUES OR OTHER CASH VALUES?                           YES_______ NO_______

3. CHANGED OR MODIFIED SO AS TO EFFECT A REDUCTION EITHER IN THE AMOUNT OF THE EXISTING LIFE INSURANCE OR ANNUITY BENEFIT OR IN THE PERIOD OF TIME THE EXISTING LIFE INSURANCE OR ANNUITY BENEFIT WILL CONTINUE IN FORCE? YES_______ NO_______

4. REISSUED WITH A REDUCTION IN AMOUNT SUCH THAT ANY CASH VALUES ARE RELEASED, INCLUDING ALL TRANSACTIONS WHEREIN AN AMOUNT OF DIVIDEND ACCUMULATIONS OR PAID-UP ADDITIONS IS TO BE RELEASED ON ONE OR MORE OF THE EXISTING POLICIES?
                                                            YES_______ NO_______

5. ASSIGNED AS COLLATERAL FOR A LOAN OR MADE SUBJECT TO BORROWING OR WITHDRAWAL OF ANY PORTION OF THE LOAN VALUE, INCLUDING ALL TRANSACTIONS WHEREIN ANY AMOUNT OF DIVIDEND ACCUMULATIONS OR PAID-UP ADDITIONS IS TO BE BORROWED OR WITHDRAWN ON
ONE OR MORE EXISTING POLICIES?                             YES_______ NO________

6. CONTINUED  WITH A STOPPAGE OF PREMIUM  PAYMENTS OR REDUCTION IN THE AMOUNT OF
PREMIUM PAID?                                              YES_______ NO________

IF YOU HAVE ANSWERED YES TO ANY OF THE ABOVE QUESTIONS, A REPLACEMENT AS DEFINED BY NEW YORK INSURANCE DEPARTMENT REGULATION NO. 60 HAS OCCURRED OR IS LIKELY TO OCCUR AND YOUR BROKER IS REQUIRED TO PROVIDE YOU WITH A COMPLETED DISCLOSURE STATEMENT AND THE IMPORTANT NOTICE REGARDING REPLACEMENT OR CHANGE OF LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS.

DATE:  _____________________  SIGNATURE OF APPLICANT:___________________________

DATE:  _____________________  SIGNATURE OF APPLICANT:___________________________

TO THE BEST OF MY KNOWLEDGE, A REPLACEMENT IS INVOLVED IN THIS TRANSACTION:
                                                           YES_______ NO________

DATE:  _____________________  SIGNATURE OF BROKER:______________________________